UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                        Date of Report (Date of earliest
                                event reported):


                                April 8, 2004




                        PARAMETRIC TECHNOLOGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



        Massachusetts                   0-18059                 04-2866152
(State or other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)


                140 Kendrick Street, Needham, Massachusetts 02494

              (Address of principal executive offices and zip code)



                         Registrant's telephone number,
                              including area code:

                                 (781) 370-5000




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Item 12.      Results of Operations and Financial Condition.

On April 8, 2004 the company issued a press release announcing preliminary results for the fiscal quarter ended April 3, 2004. Pursuant to Item 12, a copy of that press release is hereby furnished to the Commission as Exhibit 99.1.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Parametric Technology Corporation



Date: April 8, 2004              By:       /s/ Cornelius F. Moses, III
                                           -------------------------------------
                                           Cornelius F. Moses, III
                                           Executive Vice President
                                           and Chief Financial Officer

EXHIBIT INDEX


Exhibit No.                    Description

99.1                           Press release issued by Parametric Technology
                               Corporation on April 8, 2004.